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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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          Kansas                     1-04721                    48-0457967
 (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

      6200 Sprint Parkway, Overland Park, Kansas             66251
       (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 7, 2008, Sprint Nextel Corporation ("Sprint Nextel") announced that William Arendt is being succeeded by Chris Gregoire as principal accounting officer effective October 2, 2008.

(c) On October 7, 2008, Sprint Nextel announced that Christopher Gregoire, 39, has been appointed Vice President and Principal Accounting Officer of Sprint Nextel effective October 2, 2008.

Mr. Gregoire served as Vice President and Assistant Controller of Sprint Nextel from August 2006 through October 2, 2008. Prior to joining Sprint Nextel, Mr. Gregoire served as a Partner at Deloitte from August 2003 through July 2006 and as a Senior Manager at Deloitte from 2000.

In connection with Mr. Gregoire's appointment, his severance benefit has been changed. Mr. Gregoire would have been entitled to severance of two times his base salary and 80% of his short term incentive opportunity ("STI") if his position as Vice President and Assistant Controller was relocated more than 50 miles from Sprint Nextel's Reston, Virginia office on or before August 7, 2009. Sprint Nextel has now agreed to provide those severance benefits, and two years of continuation of certain employee benefits as provided under the Sprint Nextel Separation Plan, in the event of Mr. Gregoire's involuntary termination not for cause and further that he will be involuntarily terminated not for cause no later than August 7, 2009. These new benefits will be in lieu of the severance benefits to which Mr. Gregoire would have been entitled to under Sprint Nextel's severance plan, which would have been about ten months of his base salary and ten months of STI bonus at 80% of his target in the event of involuntary termination not for cause.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPRINT NEXTEL CORPORATION



Date: October 7, 2008                    /s/ Timothy O'Grady
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                                       By:   Timothy O'Grady
                                             Assistant Secretary